EXHIBIT 32.1

Section 1350 Certification

In connection with the Quarterly Report of SUNRISE REAL ESTATE DEVELOPMENT GROUP, INC. (the "Company") on Form 10-QSB for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Date: May 15, 2005    /s/ Lin, Chi-Jung
                     ------------------------------
                     Lin, Chi-Jung
                     Chief Executive Officer


Date: May 15, 2005    /s/ Art Honanyan
                     ------------------------------
                     Art Honanyan
                     Chief Financial Officer